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The following is an announcement made by Tony Smurfit, Group Chief Executive Officer of Smurfit Kappa Group plc (“Smurfit Kappa”), to employees of Smurfit Kappa. The announcement was made available to the employees of WestRock Company (“WestRock”) by WestRock on May 17, 2024.

Announcement

Smurfit WestRock - Organisation and Leadership Team Update

17 May 2024

Following the 12 September 2023 announcement of the signing of a definitive transaction agreement to create Smurfit WestRock (the ‘Combination’), the integration planning process commenced for the new combined organisational design; the operational business model; and the operations leadership team.

I am pleased to share that we are making progress with our integration planning. In my last communications on 13 March 2024, I indicated that I would have a further update regarding the future leadership teams of Smurfit WestRock. All of the appointments and structures in this announcement will only be applicable upon the completion (‘Completion’) of the proposed combination between Smurfit Kappa and WestRock, which is still subject to the satisfaction of the required closing conditions, including shareholder and regulatory approvals.

Further decisions will be made post-closing, and I will update on any outstanding roles at the appropriate time. Additionally, where required, we have commenced a number of internal recruitment processes and will continue to do so in the coming weeks/months to ensure a fair selection process for talent. This is an iterative process, and the remainder of the organisation structures will evolve between now and into early next year.

CEO Office*:

In my communication in March, I communicated the proposed CEO office and structure which will be as follows. *(Following completion, the Group General Counsel and legal function will also report to the CEO office)

1

At a Regional level:

As the integration process continues, plans are now in place for the following regional senior leadership teams for day 1.

1 - North America (including Mexico): This region will encompass the United States, Mexico and Canada and will be led by Laurent Sellier. The new senior leadership team for the region is as follows:

2 – Europe, MEA & APAC: This region will encompass operations in Europe and Africa, as well as Asia Pacific and India, and will be led by Saverio Mayer. The existing Country CEO and functional leadership structures in Smurfit Kappa Europe does not change. Mark Shaw and his team, will continue in their roles to lead on the region’s consumer packaging business, reporting directly to Edwin Goffard. See regional leadership team:

2

3 – LATAM: This region will encompass Central America and the Caribbean, Argentina, Brazil, Chile, Colombia, Ecuador, and Peru. It will be led by Jairo Lorenzatto. The new senior leadership team for the region is as follows:

Finance & Corporate Functions Update*:

The additional corporate functions under the EVP and Group CFO, Ken Bowles is as follows:

* The Group SVP Finance & Company Secretary will have dual reporting. Additionally, given the highly complex area of IT, we will also operate a co-existence model until we are ready to fully integrate the technology footprint.

3

Group Human Resources Update:

Human Resources will continue to support the business and our employees with integration efforts and change management. The integration planning for the HR functions between Smurfit Kappa and WestRock is underway. Upon completion the following Group HR team will be in place, and over the next 12 months, integration plans will be led out across the key COE’s (Centres of Expertise):

Please join with me in wishing all of the above leaders’ great success in the years ahead. I remain incredibly excited about the future of Smurfit WestRock and what the combination of these two great organisations will bring. I am confident that this leadership team will lead us into a smooth transition period and ultimately lead to positive outcomes for all, creating opportunities for growth, enhancing customer service and efficiency into the future.

I also understand that change can sometimes be challenging, our commitment is to continue to support you with open communications and the necessary resources needed during this transition to ensure a smooth period for employees.

I appreciate your continued dedication and hard work as we embark on this exciting journey.

Tony Smurfit

Group Chief Executive Officer

Smurfit Kappa Group plc

Additional Note: All appointments are being made as a result of leadership requirements relating to the proposed Combination of Smurfit Kappa and WestRock. These appointments are effective only upon the Completion date, and any role changes would become permanent only upon the successful Completion of the proposed Smurfit WestRock Combination.

4

PRIVATE & CONFIDENTIAL NewCo Org Charts Leadership Teams 16 May 2024

Group CEO & President Office
Smurfit WestRock



Group CEO & President
Tony Smurfit

Regional Business Leadership



President & CEO
N.America
(Inc Mexico)
Laurent Sellier



President & CEO
Europe, MEA
& APAC
Saverio Mayer



President &
CEO
LATAM
Jairo Lorenzatto

Group Functions - Leadership



Executive Vice
President &
Group CFO
Ken Bowles



Chief Human
Resources
Officer
Sharon Whitehead



Group
Corporate
Planner
Ray Murphy



SVP
Integration
Alvaro Henao



SVP
Integration
John Stakel



Group SVP Finance
& Company Secretary
Gillian Carson-Callan

Creating the future together

Smurfit WestRock
North America (Including Mexico) Leadership



President & CEO North America (Inc Mexico)
Laurent Sellier

Business/Country Leadership



President USA & Canada Corrugated & Victory Packaging
Patrick Kivits



President USA & Canada Paper/Mills
Tom Stigers



President USA & Canada Consumer Packaging
Sam Shoemaker



President Smurfit WestRock Mexico
Jorge Angel



President Global Paper
John O'Neal

Regional Functions - Leadership



Regional CFO
Juan Pablo Perez



Regional VP Human Resources
Stacy Litchfield



Regional VP Communications Internal/External
Tammy Pollock



Chief Innovation & Science Officer
Ben Patel



Chief Supply Chain Officer
Peter Anderson



Regional VP & Senior Counsel Environmental, Health & Safety
Nina Butler

Creating the future together

Smurfit WestRock
Europe, MEA & APAC Leadership



President & CEO Europe, MEA, & APAC
Saverio Mayer

Business Leadership



President Corrugated & Consumer Packaging
Edwin Goffard



President Paper/Mills
Javier Rivas

Regional Functions - Leadership



Regional CFO
Pat McNeill



Regional VP Human Resources
Lieke Koelewijn



Regional VP Communications (Internal/External)
Emer Cobbe



Chief Innovation Officer
Arco Berkenbosch



Regional Director Health & Safety
John Nicholls

Regional VP Procurement
To be appointed

Creating the future together

Smurfit WestRock
LatAm Leadership



President & CEO LATAM
Jairo Lorenzatto

Business/Country Leadership



CEO
Brazil
Manuel Alcala



CEO Colombia &
Central Cluster
German Gambini



CEO Argentina &
Chile
Rodrigo Longarte



Beverage Consumer
Packaging
German Gravenhorst

Regional Functions - Leadership



Regional
CFO
Luis Mercader



Regional VP
Human Resources
Troy Vague



Regional VP
Communications
Internal/External
Carlina Toledo



Regional VP
Procurement
Dan Bergdahl



VP Technical &
Operational Excellence
Jose Luis Rivera



VP Mills
John Jairo
Amaya



PMO Director
Decio Meira
Junior



VP Pan
American Sales
Marcela Liscano

Creating the future together

Office of EVP & CFO
Finance & Corporate Functions Smurfit WestRock



Business CFO's - Dotted line reporting to EVP & CFO
Executive Vice President & CFO
Ken Bowles
Regional CFO
North America
Juan Pablo Perez
Regional CFO
Europe, MEA & APAC
Pat McNeill
Regional CFO
LATAM
Luis Mercader
Finance Leadership
Corporate Functions - Leadership
Group SVP Finance & Company Secretary
Gillian Carson-Callan
Chief Accounting Officer
Irene Page
Group SVP Treasury
Emer Murnane
Group VP Tax
Ken Byrne
Group VP Internal Audit
Heli Mooney
Group VP of Risk & Insurance
Steve Paris
GLOBAL INFORMATION SYSTEMS*
SUSTAINABILITY
INVESTOR RELATIONS/REPUTATION/EXTERNAL COMMS
Chief Information Officer
Legacy SKG GIS
Richard Schouten
Chief Information & Digital Officer
Legacy WRK GIS
Amir Kazmi
Group Chief Sustainability Officer
Garrett Quinn
Group VP Investor Relations
Ciaran Potts
Creative Services Leader
Kelly Fowler
Group VP Corporate Comms
Gloria Potchiko
*Co-Leadership during year 1 for Integration Planning

Smurfit WestRock
Group Human Resources Leadership



Business HR
(dotted line reporting to Group CHRO)
Chief Human Resources Officer
Sharon Whitehead
Regional Vice President HR America
Stacy Litchfield
Regional Vice President HR LatAm
Troy Vague
Regional Vice President HR Europe MEA & APAC
Lieke Koelewijn
Global Rewards*
HRIS & HR Operations*
Talent & Diversity
Integration
Int. Comms
Rewards - Legacy SK Business
Tom Gallagher
Rewards - Legacy WRK Business
Kathy Mullins
HRIS/Ops Legacy WRK Business
Kevin Shigley
HRIS/Ops Legacy SKG Business
Catherine Paul
HR Legacy SKG & HR Integration
Deirdre Cregan
HR Legacy WRK & HR Integration
Stephanie White
SWK Group HR Integration Director
Róisín Foley
SWK Employee Experience & Internal Comms
Sue Lamon-Diver
HR Rewards/HRIS/Talent Co-Leadership during Year 1 for HR Integration Planning
*Vicki Lostetter CHRO WestRock leading key Rewards & HRIS Integration Projects until Dec 31, 2024